Filed Pursuant to Rule 497(a)

Registration No. 333-223986

Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

TPG Specialty Lending, Inc. New Issue Announcement

Offer Price: $1,000 / 100.5% – 101.0% plus accrued interest

Coupon Price Talk: 4.50%

Conversion price: $21.05

Security Type: Convertible Notes

Securities Offered: 50,000 cvt notes (7,500 cvt notes overallotment option)

Call features: None

Maturity: Aug 1, 2022

Bookrunners: J.P. Morgan, Goldman Sachs & Co. LLC

Stabilization Agent: J.P. Morgan

Expected Pricing Date: Friday June 15, 2018 (pre-open)

Type: Registered

Takeover protection: yes

Dividend protection: yes, $0.39 per quarter threshold

Use of proceeds: To pay down debt under a revolving credit facility

No EEA sales/No PRIIPs KID.

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of TSLX before investing. The preliminary prospectus supplement dated June 14, 2018, together with the accompanying prospectus dated May 21, 2018, which have been filed with the Securities and Exchange Commission, contain this and other information about TSLX and should be read carefully before investing.

The information in the preliminary prospectus supplement and the accompanying prospectus, and in this announcement, is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this announcement are not offers to sell any securities of TSLX and are not soliciting an offer to buy such securities in any state or jurisdiction where such offer and sale is not permitted.

The issuer has filed a registration statement including a prospectus and a prospectus supplement with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and prospectus supplement in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may obtain these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus and the prospectus supplement if you request them by contacting J.P. Morgan, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, or by calling toll-free at (866) 803 9204; or Goldman Sachs & Co. LLC, Attn: Prospectus Department, 200 West Street, New York, NY 10282 or by telephone at (866) 471-2526, or by facsimile at 212-902-9316 or by email at prospectusgroupny@ny.email.gs.com.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AFTER THIS MESSAGE ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.